UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2026

POLAR POWER, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37960	33-0479020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

249 E. Gardena Boulevard, Gardena, California 90248

(Address of Principal Executive Offices) (Zip Code)

(310) 830-9153

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	POLA	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Polar Power, Inc. (the “Company”) has established a series of the Company’s preferred stock, par value $0.0001 per share, which is designated as “Series A Convertible Preferred Stock,” having a stated value of $1,000 per share with 25,000 shares reserved for issuance (the “Convertible Preferred”). Pursuant to the certificate of designation of preferences, rights and limitations of Series A Convertible Preferred Stock (the “COD”), the Convertible Preferred will bear a dividend, which will accrue monthly at a rate of 10% per annum, and will be convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at the market conversion price (such shares the “Preferred Conversion Shares”). The market conversion price will be equal to 90% of the lowest VWAP over the seven consecutive trading days immediately preceding the measurement date, using the lowest result from the following three measurement dates: (a) the closing date of sale of the Convertible Preferred, (b) the date of effectiveness of a registration statement for resale of the Preferred Conversion Shares and (c) the date on which the Company receives shareholder approval for issuing shares of Common Stock in excess of 20% of its outstanding Common Stock. The Company has not yet issued or sold any Convertible Preferred.

On July 10, 2026, the Company filed the COD with the Secretary of State of the State of Delaware, setting forth the terms of the Preferred Shares. That summary of the COD does not purport to be complete and is qualified in its entirety by the full text of the COD which is filed as Exhibit 3.1 to this Current Report, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations, Rights and Limitations of Series A Convertible Preferred Stock of Polar Power, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2026

POLAR POWER, INC.

By:	/s/ Arthur D. Sams
Arthur D. Sams
President, Chief Executive Officer and Secretary